UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

GIGAMON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Gigamon Inc. (“Company”) by Ginsberg Holdco, Inc. (“Newco”) and Ginsberg Merger Sub, Inc., a wholly-owned subsidiary of Newco (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated October 26, 2017 by and among the Company, Newco and Merger Sub:

(i) Press Release;
(ii) Investor FAQ;
(iii) Employee Email; and
(iv) Employee FAQ.

Each item listed above was first used or made available on October 26, 2017.

Gigamon Enters into Definitive Agreement to be Acquired by Elliott Management

Gigamon Shareholders to Receive $38.50 Per Share in Cash

Transaction Represents Premium of 21% to Unaffected Stock Price

SANTA CLARA, Calif., Oct. 26, 2017 – Gigamon Inc. (NYSE: GIMO) (“Gigamon” or the “Company”), the industry leader in traffic visibility solutions, and Elliott Management (“Elliott”), a leading multi-strategy private investment firm, today announced that they have entered into a definitive agreement under which Elliott will acquire Gigamon for $38.50 per share in cash, for a total value of approximately $1.6 billion. Upon completion of the transaction, Gigamon will become a privately held company. Elliott’s investment is being led by its private equity affiliate, Evergreen Coast Capital (“Evergreen”).

Under the terms of the agreement, Gigamon shareholders will receive $38.50 in cash for each share of Gigamon common stock held. The purchase price represents a premium of approximately 21% to the Company’s unaffected closing price on April 28, 2017, the day following the Company’s release of its first quarter 2017 financial results and the date on which Elliott became required to file a Schedule 13D with respect to its ownership interest in Gigamon. The agreement was unanimously approved by the Gigamon Board of Directors.

“We are pleased to announce this transaction, which delivers immediate cash value to our shareholders upon closing at a premium to our unaffected stock price,” said Paul Hooper, Chief Executive Officer of Gigamon. “The Gigamon Board, with the assistance of independent financial and legal advisors, conducted a thorough review of options to enhance shareholder value and unanimously concluded that entering into this agreement with Elliott represents the best way to maximize value. We remain committed to our mission-critical role and to the success of our customers, employees and partners. Elliott and Evergreen have deep technology experience and share our long-term vision for next-generation traffic visibility across on-premises, cloud and hybrid infrastructure.”

“As the leading provider of visibility solutions that enable enterprises to guard against network and data breaches, Gigamon has a strong track record of innovation and delivering customer value that makes it a compelling investment,” said Jesse Cohn, Partner at Elliott. “In partnership with Evergreen Coast Capital, our private equity affiliate, this is a landmark transaction in our long history of investing in leading enterprise technology businesses. We look forward to working with the management team and employees of Gigamon to build on the Company’s leadership and extend its global relationships with customers and partners.”

“This transaction represents a unique opportunity to invest in the industry-leading visibility solution in a product category that is critical to enterprise security,” said Isaac Kim, Managing Director of Evergreen. “Working alongside our team of operating executives, we look forward to supporting the Company to drive long-term growth through continued product development, investment in the Company’s large community of channel partners and exploring acquisitions to further bolster innovation.”

Transaction Details

The transaction is expected to close in the first quarter of 2018, subject to customary closing conditions, including regulatory approvals and the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Gigamon stock, which will be sought at a special meeting of shareholders to be scheduled.

Elliott Management and its affiliates currently hold a 7.0% equity voting stake in the Company and have agreed to vote their shares in favor of the transaction.

Separately today, Gigamon released financial results for the third quarter. The news release with the financial results is accessible on the Company’s website. In light of the pending transaction, the Company has canceled its previously scheduled conference call.

Advisors

Goldman Sachs & Co. LLC is acting as financial advisor to Gigamon and Wilson Sonsini Goodrich & Rosati, Professional Corporation, is acting as legal advisor. Jefferies Finance LLC is providing financing for Elliott. Jefferies LLC is acting as financial advisor to Elliott and Gibson, Dunn & Crutcher is acting as legal advisor. Bank of America Merrill Lynch is acting as structuring agent and Macquarie Capital LLC is acting as financial advisor to Evergreen.

About Gigamon

Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. The Gigamon Visibility Platform and GigaSECURE®, the industry’s first Security Delivery Platform, deliver advanced intelligence so that security, network, and application performance management solutions in enterprise, government, and service provider networks operate more efficiently and effectively. Learn more at www.gigamon.com, the Gigamon blog or follow Gigamon on Twitter, LinkedIn or Facebook. See What Matters.™

About Elliott and Evergreen

Elliott Management Corporation manages two multi-strategy investment funds which combined have approximately $34 billion of assets under management. Its flagship fund, Elliott Associates, L.P., was founded in 1977, making it one of the oldest funds of its kind under continuous management. The Elliott funds’ investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm. This investment is being led by Evergreen Coast Capital, Elliott’s Menlo Park affiliate, which focuses on technology investing.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,”

“estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31, 2016 and our most recently filed quarterly report on Form 10-Q. The forward-looking statements in this communication are based on information available to Gigamon as of the date hereof.

Additional Information and Where to Find It

Gigamon will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger, including a preliminary proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its definitive proxy statement with the SEC, Gigamon will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. GIGAMON STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Gigamon stockholders and other investors may obtain free copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed merger (when they become available), along with other documents filed by Gigamon with the SEC, at the SEC’s website (http://www.sec.gov).

Contacts

Gigamon

Investor Contact:

Jennifer Gianola

+1 (408) 831-4452

Jennifer.Gianola@Gigamon.com

Elliott Management

Stephen Spruiell

+1 (212) 478-2017

sspruiell@elliottmgmt.com

Gigamon Investor FAQ

Earlier today, we announced that Gigamon has entered into a definitive agreement to be acquired and taken private by Elliott Management. Today’s announcement marks the conclusion of a thorough process that our Board of Directors launched to review options to enhance shareholder value. This FAQ was prepared to help address questions from Investors.

1. What was announced today?

•	Gigamon announced that it has entered into a definitive agreement to be acquired by Elliott Management, a leading multi-strategy private investment firm. Elliott’s investment is being led by its private equity affiliate, Evergreen Coast Capital.

•	Upon the closing of the transaction, Gigamon shareholders will receive $38.50 in cash for each share of Gigamon common stock held.

•	The purchase price represents a premium of approximately 21% to the Company’s unaffected closing price on April 28, 2017, the day following the Company’s release of its first quarter financial results.

•	Following the completion of the transaction, which we expect to occur in the first quarter of 2018, Gigamon will become a privately held company, which means we will no longer be traded on the New York Stock Exchange.

2. Why did you agree to be acquired?

•	The Gigamon Board of Directors conducted a thorough review of available options to enhance shareholder value and unanimously concluded that this transaction represents the best path forward to maximize value for our shareholders.

3. Why did Gigamon choose Elliott?

•	As part of its review, the Board of Directors evaluated a number of alternatives for our company, ranging from remaining a standalone, public company to pursuing a strategic sale to a go-private transaction like this.

•	After thoroughly analyzing all of the options, the Board concluded that this transaction represents the best way to maximize shareholder value.

•	Elliott’s private equity affiliate, Evergreen Coast Capital, is led by Isaac Kim, a former principal at Golden Gate Capital, who has successfully invested in numerous technology companies, partnering with world-class teams.

•	Elliott and its affiliates have invested in other technology companies spanning networking, security and infrastructure such as EMC, Symantec, Informatica, Citrix, SonicWall, Juniper, LifeLock, BMC, Blue Coat, Brocade, Aruba Networks, Fortinet, Imperva, and One Identity.

•	Importantly, Elliott shares our vision for our company and wants to help advance our longer-term strategic plan.

4. How does this transaction benefit Gigamon investors?

•	Upon closing, the transaction would provide immediate cash value for our shareholders and represents a premium of approximately 21% to the Company’s unaffected closing price on April 28, 2017, the day following the Company’s release of its first quarter financial results.

Gigamon Announcement Activity Investor FAQ

5. Will there be a vote on this transaction by shareholders? When and how?

•	Yes. The transaction is subject to customary closing conditions, including the affirmative vote of a majority of the votes cast by Gigamon shareholders.

•	The shareholder vote will be sought at a special meeting of shareholders to be scheduled.

6. How does this transaction benefit Gigamon?

•	The Board of Directors and executive team believe this transaction is in the best interest of all Gigamon stakeholders.

•	For example, moving forward as a privately held Company will allow us to execute our longterm strategy without the additional obligations associated with being a public company.

7. Who will lead the company? Will there be changes in executive leadership?

•	There are no plans to change the Gigamon management team.

8. When will the transaction be complete?

•	We anticipate the transaction to be completed in the first quarter of 2018.

9. If I have further questions about the announcement, who should I ask?

•	Investor questions will be handled by Jennifer Gianola at +1 (408) 831-4452 or jennifer.gianola@Gigamon.com.

Gigamon Announcement Activity Investor FAQ

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31, 2016 and our most recently filed quarterly report on Form 10-Q. The forward-looking statements in this communication are based on information available to Gigamon as of the date hereof.

Additional Information and Where to Find It

Gigamon will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger, including a preliminary proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its definitive proxy statement with the SEC, Gigamon will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. GIGAMON STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Gigamon stockholders and other investors may obtain free copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed merger (when they become available), along with other documents filed by Gigamon with the SEC, at the SEC’s website (http://www.sec.gov).

Gigamon Employee Email

Team Gigamon,

A few minutes ago, a significant announcement regarding our company was released. I wanted to reach out to you all as soon as possible to put this news into context.

The announcement was that we entered into a definitive agreement to be acquired by Elliott Management at a price of $38.50 per share in cash – a total value of approximately $1.6 billion. A copy of the press release that we issued is here [INSERT LINK].

Elliott sees what we all see. The demand for visibility solutions to enable next generation security infrastructure is real, growing, and remains poorly addressed by others today. As we all know, this represents a very exciting and disruptive market and through our new partnership with Elliott, we will be able to continue to capitalize on the exciting market growth. It is our firm belief that following this transaction, after which we will become a private company, we will have more flexibility and leverage to drive pace, direction and focus of the market that we built and continue to define and lead. Elliott recognizes the value and strength of our culture, shares our vision for our company, and wants to help us advance our longer-term strategic plan.

The announcement today marks the conclusion of a thorough review process that our Board of Directors and I launched to enhance shareholder value. As you all know, Elliott, a well-regarded investor in the technology community and other industries, announced in May that it had taken a large investment in our company. During the course of our discussions with Elliott, they proposed an agreement to acquire Gigamon in partnership with their private equity arm, Evergreen Coast Capital.

Among other things, taking the company private will allow us to execute our longer-term strategy without the associated obligations associated with being a public company. Isaac Kim is the Managing Director of Evergreen and he will be joining us with his team later today at our all hands meetings. I’ve had a number of meetings with Isaac and can attest that he knows our market, sees the potential and is looking forward to enabling and supporting us as we accelerate plans to grow market share.

I know we are all excited about the future. However, it’s important to remember that today is just the first step on this new journey for our company. The next step is to complete the “go-private” transaction, which is expected to close in the first quarter of 2018, subject to customary closing conditions, including regulatory approvals and shareholder approval. Until that time, it remains business as usual for all of us at Gigamon.

I understand that you will have questions about what this announcement means for you, and I assure you that we will do our best to address them in a timely fashion and keep you informed. To that end, an FAQ is attached, and is also posted at [LINK X]. In addition, to learn more, please join me and Isaac today at 3:00 p.m. PT for an all hands meeting. I realize that many of our non-U.S. based teams may be reading this after the All Hands has happened. Therefore, I will be in Singapore, India and the UK next week to host in-person All Hands Meetings at each of these locations.

As we’ve shared in the past, announcements like this usually generate interest from the media and other third parties, and it’s important that we as a company speak with one voice. If you receive any questions from outside parties, please forward them to Jennifer Gianola at +1 (408) 831-4452 or jennifer.gianola@gigamon.com.

I am counting on your continued commitment and support as we work to deliver a strong Q4, so please continue to stay focused. On behalf of the Board of Directors and the whole executive team, we hope you share our enthusiasm about this exciting announcement.

One Gigamon,

Paul

Paul Hooper | Chief Executive Officer

Gigamon | 3300 Olcott Street, Santa Clara, CA 95054

Cell: +1 (408) 828-6338 | Office: +1 (408) 831-4337

www.gigamon.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31, 2016 and our most recently filed quarterly report on Form 10-Q. The forward-looking statements in this communication are based on information available to Gigamon as of the date hereof.

Additional Information and Where to Find It

Gigamon will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger, including a preliminary proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its definitive proxy statement with the SEC, Gigamon will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. GIGAMON STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Gigamon stockholders and other investors may obtain free copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed merger (when they become available), along with other documents filed by Gigamon with the SEC, at the SEC’s website (http://www.sec.gov).

Gigamon Employee FAQ

Earlier today, we announced that Gigamon entered into a definitive agreement to be acquired and taken private by Elliott Management. We are looking forward to working with Elliott as we enter the next stage of our business as a private company. The Board of Directors and executive team believe Elliott is the right partner for Gigamon. Elliott recognizes the value of our One Gigamon culture, shares our vision for our company and wants to help us advance our long-term strategic plan. As a private company, we will have added flexibility to continue to strengthen our business and execute our strategic plan while maintaining our unique culture focused on innovation, collaboration, trust and putting employees first. This FAQ was prepared to help address your questions about this transaction and what it means for you.

•	What was announced today?

•	Gigamon announced that it entered into a definitive agreement to be acquired by Elliott Management, a leading multi-strategy private investment firm. Elliott’s investment is being led by its private equity affiliate, Evergreen Coast Capital.

•	Upon the closing of the transaction, Gigamon shareholders will receive $38.50 in cash for each share of Gigamon common stock held.

•	Following the completion of the transaction, which we expect to occur in the first quarter of 2018, Gigamon will become a privately held company, which means we will no longer be traded on the New York Stock Exchange.

•	Between then and the completion of the transaction, we remain on the NYSE and need to remain focused on Q4.

•	Why did we agree to be acquired?

•	The Gigamon Board of Directors conducted a thorough review of available options to enhance shareholder value and unanimously concluded that this transaction represents the best path forward to maximize value for our shareholders.

•	Elliott recognizes the inherent value and potential of Gigamon, and we look forward to working together with Elliott to advance our longer-term strategic plan.

•	Why did Gigamon choose Elliott?

•	Elliott’s private equity affiliate, Evergreen Coast Capital, is led by Isaac Kim, a former principal at Golden Gate Capital, who has a long history of working closely with companies in our industry.

•	Elliott sees what we all see. The demand for visibility solutions to enable next generation security infrastructure is real, growing, and remains poorly addressed by others today. This represents a very exciting and disruptive market and through our new partnership with Elliott, we will be able to continue to capitalize on this market growth.

•	Elliott and its affiliates have invested in other technology companies spanning networking, security and infrastructure such as EMC, Symantec, Informatica, Citrix, SonicWall, Juniper, LifeLock, BMC, Blue Coat, Brocade, Aruba Networks, Fortinet, Imperva, and One Identity.

•	Importantly, Elliott recognizes the value of our One Gigamon culture, shares our vision for our company and wants to help advance our longer-term strategic vision.

Gigamon Employee FAQ

•	How does this transaction benefit Gigamon?

•	The transaction provides immediate cash value for our shareholders through a premium to our unaffected stock price on April 28, 2017, the day following the Company’s release of its first quarter financial results.

•	Additionally, as a private company, we will have added flexibility to continue to strengthen our business and execute our strategic plan without the additional obligations associated with being a public company.

•	We are confident that we will be able to accomplish this while maintaining our unique culture focused on innovation, collaboration, trust and putting employees first.

•	Simply put – we believe this is a win-win situation for all of our key stakeholders.

•	Who will lead the company? Will there be changes in executive leadership?

•	There are no plans to change the Gigamon management team.

•	Going forward, if any changes are made to our leadership structure or other aspects of our business, we will communicate them to you in a timely and thoughtful manner.

•	When will the transaction be complete?

•	We anticipate the transaction to be completed in the first quarter of 2018.

•	We will continue to use the monthly town hall meetings to provide updates to you on our progress.

•	What about One Gigamon and our beliefs?

•	One Gigamon is a fundamental asset for our company. Our beliefs form the basis for our culture. Elliott recognizes the value of our culture and our focus on putting employees first while fostering an environment of innovation, collaboration and trust.

•	What does this transaction mean for Gigamon employees?

•	It’s important to remember we have only announced the signing of the agreement, and between now and closing there will be no changes to how we operate – in essence, it’s business as usual.

•	Upon closing, we will work together with Elliott to facilitate the continued growth of our business and overall success of our company.

•	Our employees will continue to be critical to our success. Our vision to help enterprises securely and confidently move into the future remains unchanged. Right now, it’s important that we work together to deliver a strong Q4 and to build a solid AOP for 2018.

•	Furthermore, as a privately held company, Gigamon will have added flexibility to continue strengthening our business and executing our long-term strategy without the additional obligations associated with being a public company.

•	Will there be any layoffs or office closings as a result of the transaction?

•	It will be business as usual through the close of the transaction and there are no anticipated layoffs or office closings planned.

•	Following the closing, to the extent there are changes to any aspects of our business, we will communicate those in a timely and thoughtful manner.

Gigamon Employee FAQ

•	We understand that this exciting news might be a bit surprising, but we encourage you not to speculate, especially since the goal of this transaction is to facilitate the continued growth and success of our business. We need your support to accomplish this goal.

•	Will there be any changes to employee salaries, compensation, benefits or roles and responsibilities as a result of this transaction?

•	As we have done in the past, we are committed to providing market-competitive rewards programs at Gigamon. The company constantly monitors the market and our business needs and will continue to adjust as appropriate. Gigamon is a pay for performance company. Therefore, all of our reward programs will continue to be performance based.

•	We have no planned changes to the salaries, compensation, benefits or roles and responsibilities of Gigamon employees.

•	We plan to conduct our normal GPS rewards process at the end of the year and reward salary increases based on individual performance.

•	In addition, for one year following the closing of the transaction, there will be no changes to the total target annual cash compensation of each employee continuing employment with Gigamon.

•	Following the closing of the transaction, to the extent there are changes to any aspects of our business, we will communicate those in a timely and thoughtful manner.

•	What happens to the year-end bonuses?

•	There are no planned changes to our 2017 company bonus programs or 2017 sales commission plans.

•	What happens to any Gigamon shares, Restricted Stock Units or options that I own?

•	Those of you who own shares in Gigamon, including unvested shares, will receive $38.50 in cash for each share you own at the closing of the transaction. Outstanding equity awards (whether vested or unvested) will be exchanged for the right to receive $38.50 in cash for each share underlying the equity award minus the exercise price for such shares, if any.

•	For any awards of unvested shares or restricted stock units with performance-based vesting conditions, the number of shares underlying the award will be determined based on actual achievement of the performance goals that apply to the award.

•	We will provide further detail and communication on what you should be aware of and what you might need to do with regards to the exchange of your share of common stock and equity awards for cash at the appropriate time.

•	What about our ESPP Program?

•	Before the closing of the transaction, the ESPP program will continue to operate according to its terms. A few days before the closing, all accumulated contributions to the ESPP will be used to purchase shares, and the ESPP will terminate with that final purchase.

•	Further details will be provided to you closer to that time. Once the transaction closes, as a private company, Gigamon will not have an ESPP program.

Gigamon Employee FAQ

•	Can employees sell stock?

•	The sale of stock by employees will continue to be governed by our Insider Trading Policy. In line with our normal process, we anticipate opening the window on Monday, October 30, 2017, for employees.

•	Will Gigamon continue to be headquartered in Santa Clara?

•	There are no plans to change the company’s headquarters. Our expansion into the 3250 building will proceed as planned.

•	We will also continue the build out of our additional space in Chennai, India.

•	How will the transaction impact clients and business partners?

•	We believe this transaction should be seamless for our clients and business partners, and there should be no impact on the products or services we deliver.

•	As a private company, we will have the added flexibility to strengthen our business and execute our strategic plan without the additional obligations associated with being a public company.

•	If I get external questions about the announcement, who should I ask?

•	As we’ve shared in the past, announcements like this usually generate interest form the media and other third parties, and it’s important that we as a company speak in one voice.

•	Per our External Communications Policy, if you receive any questions from outside parties, please forward them to Jennifer Gianola at +1 (408) 831-4452 or jennifer.gianola@Gigamon.com.

•	Whom do I contact with questions?

•	We understand that you will have many questions about what this announcement means for you, and we will continue to provide updates to you regarding the process, relying largely on our monthly All Hands Meetings.

•	In addition, if you have more immediate questions or concerns, please ask your manager, respective e-team member or HR representative.

Gigamon Announcement Activity Employee FAQ

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31, 2016 and our most recently filed quarterly report on Form 10-Q. The forward-looking statements in this communication are based on information available to Gigamon as of the date hereof.

Additional Information and Where to Find It

Gigamon will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger, including a preliminary proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its definitive proxy statement with the SEC, Gigamon will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. GIGAMON STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Gigamon stockholders and other investors may obtain free copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed merger (when they become available), along with other documents filed by Gigamon with the SEC, at the SEC’s website (http://www.sec.gov).

GIGAMON Customer Email

Subject: Exciting News from the CEO of Gigamon

[INSERT CUSTOMARY GREETING // Good morning],

I am writing to share some exciting news.

Yesterday, we announced that Gigamon has entered into a definitive agreement to be acquired by Elliott Management. Upon completion of the transaction, Gigamon will become a privately held company. A copy of the press release we issued is available here.

While our ownership structure is evolving, our business strategy, position as the market leader and commitment to you as a customer remain the same. Also unchanged is our focus on innovation, and earning your trust and your business as we continue to provide solutions that help you securely and confidently move your business into the digital future.

We remain committed to our mission-critical role and to the success of our customers, employees and partners. The demand for solutions that enable next-generation security infrastructure puts Gigamon in a very exciting and disruptive market. Elliott and Evergreen have deep technology experience and share our long-term vision for next-generation traffic visibility across on-premises, cloud and hybrid infrastructure. Our product roadmap remains unchanged and we look forward to providing solutions that both address your security use cases today, as well as others into the future. I hope you share my enthusiasm about the opportunities ahead.

As always, if you have any questions or wish to discuss this further, please feel free to reach out to me personally or to your regular Gigamon representative.

We greatly appreciate your continued business and support.

Sincerely,

Paul Hooper | Chief Executive Officer

Gigamon | 3300 Olcott Street, Santa Clara, CA 95054

Cell: +1 (408) 828-6338 | Office: +1 (408) 831-4337

www.gigamon.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31, 2016 and our most recently filed quarterly report on Form 10-Q. The forward-looking statements in this communication are based on information available to Gigamon as of the date hereof.

Additional Information and Where to Find It

Gigamon will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger, including a preliminary proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its definitive proxy statement with the SEC, Gigamon will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. GIGAMON STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Gigamon stockholders and other investors may obtain free copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed merger (when they become available), along with other documents filed by Gigamon with the SEC, at the SEC’s website (http://www.sec.gov).

GIGAMON Partner Email

Subject: Exciting News from the CEO of Gigamon

[INSERT CUSTOMARY GREETING // Good morning],

I am writing to share some important news.

Yesterday, we announced that Gigamon entered into a definitive agreement to be acquired by Elliott Management. Upon completion of the transaction, Gigamon will become a privately held company. A copy of the press release we issued is available here.

While our ownership structure is evolving, our business strategy, position as the market leader and commitment to you as a business partner remain the same. Also unchanged is our focus on innovation and on working together to continue to provide solutions that help enterprises securely and confidently move their business into the digital future.

We look forward to working with Elliott as we pursue the next stage of our business as a private company and continue to execute our longer-term strategic plan. The demand for solutions that enable next-generation security infrastructure puts Gigamon in a very exciting and disruptive market. Through our partnership with Elliott, we remain focused on delivering new, innovative and valuable visibility and security capabilities. Our product roadmap remains unchanged and we look forward to working together to provide solutions that both address our enterprise customers’ security use cases today, as well as others into the future. I hope you share my enthusiasm about the exciting opportunities ahead.

As always, if you have any questions or wish to discuss this further, please feel free to reach out to me personally or to your regular Gigamon representative.

We greatly appreciate your continued partnership and support.

Sincerely,

Paul Hooper | Chief Executive Officer

Gigamon | 3300 Olcott Street, Santa Clara, CA 95054

Cell: +1 (408) 828-6338 | Office: +1 (408) 831-4337

www.gigamon.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31, 2016 and our most recently filed quarterly report on Form 10-Q. The forward-looking statements in this communication are based on information available to Gigamon as of the date hereof.

Additional Information and Where to Find It

Gigamon will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger, including a preliminary proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its definitive proxy statement with the SEC, Gigamon will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. GIGAMON STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Gigamon stockholders and other investors may obtain free copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed merger (when they become available), along with other documents filed by Gigamon with the SEC, at the SEC’s website (http://www.sec.gov).